EXHIBIT 24

Power of Attorney

Each of the undersigned directors and/or executive officers of Scott’s Liquid Gold-Inc. (the “Company”) hereby authorizes Mark E. Goldstein, Jeffrey R. Hinkle, Dennis P. Passantino, and each of them, as their true and lawful attorneys-in-fact and agents (1) to sign in the name of the undersigned, and file with the Securities and Exchange Commission the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008, and any amendments to such annual report; and (2) to take any and all actions necessary or required in connection with such annual report to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

Signature	Title	Date

/s/ Mark E. Goldstein Mark E. Goldstein	Director, Chairman of the Board, Chief Executive Officer and President	January 22, 2009

/s/ Jeffrey R. Hinkle Jeffrey R. Hinkle	Director, Vice President – Marketing and Sales	February 20, 2009

/s/ Jeffry B. Johnson Jeffry B. Johnson	Director, Treasurer, Chief Financial Officer and Assistant Corporate Secretary	January 19, 2009

/s/ Dennis P. Passantino Dennis P. Passantino	Director, Vice President – Operations and Corporate Secretary	January 26, 2009

/s/ Carl A. Bellini Carl A. Bellini	Director	February 20, 2009

/s/ Dennis H. Field Dennis H. Field	Director	January 21, 2009

/s/ Gerald J. Laber Gerald J. Laber	Director	January 26, 2009

Power of Attorney

Each of the undersigned directors and/or executive officers of Scott’s Liquid Gold-Inc. (the “Company”) hereby authorizes Mark E. Goldstein, Jeffrey R. Hinkle, Dennis P. Passantino, and each of them, as their true and lawful attorneys-in-fact and agents (1) to sign in the name of the undersigned, and file with the Securities and Exchange Commission the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008, and any amendments to such annual report; and (2) to take any and all actions necessary or required in connection with such annual report to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

Signature	Title	Date

/s/ Brian L. Boberick Brian L. Boberick	Chief Financial Officer and Treasurer	March 12, 2009